#101792467v6 PPL CORPORATION PPL CAPITAL FUNDING, INC. 20,000,000 Equity Units UNDERWRITING AGREEMENT New York, New York February 23, 2026 J.P. Morgan Securities LLC BofA Securities, Inc. Morgan Stanley & Co. LLC RBC Capital Markets, LLC As Representatives of the Several Underwriters c/o J.P. Morgan Securities LLC 270 Park Avenue New York, New York 10017 Ladies and Gentlemen: 1. Introductory. PPL Corporation, a Pennsylvania corporation (the “Company”), and PPL Capital Funding, Inc., a Delaware corporation (“PPL Capital Funding” and, together with the Company, the “Issuers”), propose to issue and sell, and the several Underwriters named in Section 3 hereof (the “Underwriters”), for whom you are acting as representatives (the “Representatives”) propose, severally and not jointly, to purchase, upon the terms and conditions set forth herein, an aggregate of 20,000,000 Equity Units (initially in the form of Corporate Units as defined below) (the “Underwritten Securities”), the terms of which are set forth on Schedule A. Additionally, the Company proposes to issue and sell to the several Underwriters, for the sole purpose of covering over-allotments in connection with the sale of the Underwritten Securities, at the option of the Underwriters, up to an additional 3,000,000 Equity Units (initially in the form of Corporate Units as defined below) (the “Option Securities”). The Underwritten Securities and any Option Securities are herein referred to as the “Securities.” Each Equity Unit will initially consist of (a)(i) a 1/40 or 2.5% undivided beneficial ownership interest in $1,000 principal amount of PPL Capital Funding’s 4.02% Remarketable Senior Notes due 2034 guaranteed by the Company (the “2034 RSNs”) and (ii) a 1/40 or 2.5% undivided beneficial ownership interest in $1,000 principal amount of PPL Capital Funding’s 4.02% Remarketable Senior Notes due 2039 guaranteed by the Company (the “2039 RSNs” and, together with the 2034 RSNs, the “RSNs”) and (b) a stock purchase contract (a “Purchase Contract”) under which the holder of an Equity Unit will purchase from the Company on February 15, 2029, for an amount in cash equal to the stated amount per Security of $50 (the “Stated Amount”), a number of shares of common stock, par value $0.01 per share, of the

2 #101792467v6 Company (the “Common Stock”), as set forth in such Purchase Contract. The RSNs and the Guarantees (as defined herein) will be issued pursuant to an Indenture, dated as of November 1, 1997, among PPL Capital Funding, the Company and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, N.A. (formerly The Chase Manhattan Bank)), as trustee thereunder (the “Indenture Trustee”) (as amended and supplemented, the “Base Indenture”), as to be further supplemented by separate Supplemental Indentures establishing the respective terms of the 2034 RSNs and the 2039 RSNs, to be dated as of the Closing Date (each a “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), including the guarantees set forth therein (the “Guarantees”), among PPL Capital Funding, the Company and the Indenture Trustee. In accordance with the terms of a Purchase Contract and Pledge Agreement (the “Purchase Contract and Pledge Agreement”) to be entered into among the Company, The Bank of New York Mellon Trust Company, N.A., as Purchase Contract Agent (the “Purchase Contract Agent”), The Bank of New York Mellon Trust Company, N.A., as Custodial Agent (the “Custodial Agent”), The Bank of New York Mellon Trust Company, N.A., as Collateral Agent (the “Collateral Agent”) and The Bank of New York Mellon Trust Company, N.A., as Securities Intermediary (the “Securities Intermediary”), the holders of the Equity Units will pledge the RSNs to secure the holders’ obligations to purchase Common Stock under the Purchase Contracts. The Purchase Contracts will be issued pursuant to the Purchase Contract and Pledge Agreement. The Purchase Contracts and the Purchase Contract and Pledge Agreement are herein collectively referred to as the “Units Agreements.” The Purchase Contracts, together with the related RSNs, are herein referred to as “Corporate Units.” A holder of Corporate Units, at its option, may elect to create “Treasury Units” by substituting pledged U.S. treasury securities for any pledged ownership interests in the RSNs. Unless otherwise indicated, the term “Equity Units” includes both Corporate Units and Treasury Units. Pursuant to a Remarketing Agreement, to be entered into by the Company, PPL Capital Funding, the Purchase Contract Agent, as the purchase contract agent and attorney-in- fact for the holders of the Equity Units, and the remarketing agent(s) named therein (the “Remarketing Agents”), in such form and dated as of such date as to be determined by the parties thereto (the “Remarketing Agreement”), the RSNs will be remarketed, subject to certain terms and conditions. The Issuers have filed with the Securities and Exchange Commission (the “Commission”) a joint automatic shelf registration statement on Form S-3 (Nos. 333-277140 and 333-277140-04), including the related preliminary prospectus or prospectuses, which registration statement became effective upon filing under Rule 462(e) (“Rule 462(e)”) of the rules and regulations of the Commission (the “Securities Act Regulations”) under the Securities Act of 1933, as amended (the “Securities Act”). Such registration statement covers the registration of the Securities under the Securities Act. Promptly after the date of this Agreement, the Company and PPL Capital Funding will prepare and file a prospectus in accordance with the provisions of Rule 430B (“Rule 430B”) of the Securities Act Regulations and paragraph (b) of Rule 424 (“Rule 424(b)”) of the Securities Act Regulations. Any information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of and included in such registration statement pursuant to Rule 430B is

3 #101792467v6 referred to as “Rule 430B Information.” Each prospectus used in connection with the offering of the Securities that omitted Rule 430B Information (other than a “free writing prospectus” as defined in Rule 405 of the Securities Act Regulations (“Rule 405”) that has not been approved in writing by the Company, PPL Capital Funding and the Representatives), including any related prospectus supplement and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 is herein called a “preliminary prospectus.” Such registration statement, at any given time, including the amendments thereto at such time, the exhibits and any schedules thereto at such time, the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act at such time and the documents otherwise deemed to be a part thereof or included therein by the Securities Act Regulations, is herein called the “Registration Statement.” The Registration Statement at the time it originally became effective is herein called the “Original Registration Statement.” The final prospectus in the form first furnished to the Underwriters for use in connection with the offering of the Securities, including the related prospectus supplement and the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act as of the date hereof and any preliminary prospectuses that form a part thereof, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”). All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which is incorporated by reference in or otherwise deemed by the Securities Act Regulations to be a part of or included in the Registration Statement, such preliminary prospectus or the Prospectus, as the case may be. 2. Representations and Warranties. The Issuers jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Applicable Time referred to in Section 2(b) hereof and as of the Closing Date and any Option Closing Date referred to in Section 5 hereof, and agree with each Underwriter as follows: (a) (1) At the time of filing the Original Registration Statement, (2) at the time of the most recent amendment thereto for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (3) at the time the Company, PPL Capital Funding or any person acting on their behalf (within the meaning, for this clause only, of Rule 163(c) of the Securities Act Regulations) made any offer relating to the

4 #101792467v6 Securities in reliance on the exemption of Rule 163 of the Securities Act Regulations or made a bona fide offer (within the meaning of Rule 164(h)(2) of the Securities Act Regulations) and (4) at the date hereof, each of the Company and PPL Capital Funding was and is eligible to register and issue the Securities, as a “well-known seasoned issuer” as defined in Rule 405, including not having been and not being an “ineligible issuer” as defined in Rule 405. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, and the Securities, since their registration on the Registration Statement, have been and remain eligible for registration by the Company and PPL Capital Funding on a Rule 405 “automatic shelf registration statement.” Neither the Company nor PPL Capital Funding have received from the Commission any notice pursuant to Rule 401(g)(2) of the Securities Act Regulations objecting to the use of the automatic shelf registration statement form. (b) The Original Registration Statement became effective upon filing under Rule 462(e) of the Securities Act Regulations on February 16, 2024, and any post-effective amendment thereto also became effective upon filing under Rule 462(e). No stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company and PPL Capital Funding, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with. Any offer that is a written communication relating to the Securities made prior to the filing of the Original Registration Statement by the Company, PPL Capital Funding or any person acting on its behalf (within the meaning, for this paragraph only, of Rule 163(c) of the Securities Act Regulations) has been filed with the Commission in accordance with the exemption provided by Rule 163 of the Securities Act Regulations (“Rule 163”) and otherwise complied with the requirements of Rule 163, including without limitation the legending requirement, to qualify such offer for the exemption from Section 5(c) of the Securities Act provided by Rule 163. At the respective times the Original Registration Statement and each amendment thereto became effective, at each deemed effective date with respect to the Underwriters pursuant to Rule 430B(f)(2) of the Securities Act Regulations and at the Closing Date and any Option Closing Date, as applicable, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations and the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), and the rules and regulations thereunder, and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Date and any Option Closing Date, as applicable, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

5 #101792467v6 Each preliminary prospectus (including the prospectus or prospectuses filed as part of the Original Registration Statement or any amendment thereto) complied when so filed and each Prospectus will comply when so filed in all material respects with the Securities Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. As of the Applicable Time (as defined below), neither (x) the Issuer General Use Free Writing Prospectus(es) (as defined below) issued at or prior to the Applicable Time, including, but not limited to, the Final Term Sheet prepared and filed pursuant to Section 6(b) and the Statutory Prospectus (as defined below), all considered together (collectively, the “General Disclosure Package”), nor (y) any individual Issuer Limited Use Free Writing Prospectus (as defined below), when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of the Applicable Time, the General Disclosure Package will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As used in this subsection and elsewhere in this Agreement: “Applicable Time” means 10:00 p.m. (New York City time) on February 23, 2026 or such other time as agreed by the Company, PPL Capital Funding and the Representatives. “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 of the Securities Act Regulations (“Rule 433”), relating to the Securities that (i) is required to be filed with the Commission by the Issuers, (ii) is a “road show that is a written communication” within the meaning of Rule 433(d)(8)(i), whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained or required to be retained in the Company’s and PPL Capital Funding’s records pursuant to Rule 433(g). “Issuer General Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule A hereto. “Issuer Limited Use Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not an Issuer General Use Free Writing Prospectus, as evidenced by its being specified in Schedule D hereto.

6 #101792467v6 “Permitted Free Writing Prospectus” means any free writing prospectus consented to in writing by the Company, PPL Capital Funding and the Representatives. For the avoidance of doubt, any free writing prospectus that is not consented to in writing by the Company and PPL Capital Funding does not constitute a Permitted Free Writing Prospectus and will not be an Issuer Free Writing Prospectus. “Statutory Prospectus” as of any time means the prospectus relating to the Securities that is included in the Registration Statement immediately prior to that time, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof. Each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Securities or until any earlier date that the Company and PPL Capital Funding notified or notifies the Representatives as described in Section 6(g), did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any document incorporated by reference therein and any preliminary or other prospectus deemed to be a part thereof that has not been superseded or modified. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus made in reliance upon and in conformity with written information furnished to the Company and PPL Capital Funding by any Underwriter through the Representatives expressly for use therein (the only such information being that set forth on Schedule B hereto) or to any statements in or omissions from the Statement of Eligibility of the Indenture Trustee. The Indenture has been qualified under the Trust Indenture Act and conforms in all material respects to the Trust Indenture Act and the rules and regulations thereunder; (c) Each of the Company and PPL Capital Funding has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with corporate power and authority to conduct its business as described in the General Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement, the Indenture, the Securities, the Units Agreements and the Remarketing Agreement to the extent a party hereto; (d) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the General Disclosure Package and the Prospectus; (e) The shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable, and are not subject to any preemptive or similar rights; (f) The shares of Common Stock to be issued and sold by the Company pursuant to the settlement of the Purchase Contracts have been duly and validly authorized and reserved for issuance; such shares of Common Stock, when issued and delivered in accordance with the provisions of the Units Agreements, will be validly issued, fully paid and non-

7 #101792467v6 assessable; and the issuance of such shares of Common Stock will not be subject to any preemptive or similar rights; (g) The shares of Common Stock outstanding prior to the issuance of the Securities are, and upon issuance the shares of Common Stock to be issued and sold by the Company pursuant to the settlement of the Purchase Contracts will be, listed on The New York Stock Exchange; (h) The Securities and the Units Agreements have been duly authorized and, at the Closing Date or, in the case of Option Securities and Purchase Contracts constituting part of the Option Securities, at any Option Closing Date (as defined herein), will have been duly executed and delivered by the Company, and, as of the Closing Date or any Option Closing Date, as the case may be, assuming due authorization, execution and delivery by parties thereto other than the Company, the Securities and the Units Agreements will constitute valid and binding agreements of the Company, enforceable in accordance with their terms, except to the extent limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium laws or by other laws now or hereafter in effect relating to or affecting the enforcement of creditors’ rights and by general equitable principles (regardless of whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and consideration of public policy, and Federal or state securities law limitations on indemnification and contribution (the “Enforceability Exceptions”); (i) The form of the Remarketing Agreement attached as an exhibit to the Purchase Contract and Pledge Agreement has been duly authorized by each of the Issuers and when executed and delivered by each of the Issuers, and assuming the due authorization, execution and delivery by the Remarketing Agent, will constitute a valid and binding agreement of each of the Issuers enforceable in accordance with its terms, except to the extent limited by the Enforceability Exceptions; and the Remarketing Agreement will conform in all material respects to the statements relating thereto contained in the General Disclosure Package and the Prospectus; (j) The RSNs are in the form contemplated by the Indenture and have been duly authorized, and, when issued and delivered pursuant to the Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of PPL Capital Funding, entitled to the benefits provided by the Indenture; (k) The Guarantees have been duly authorized and, when duly executed pursuant to the Indenture and issued and delivered in the manner provided for in the Indenture, will constitute valid and binding obligations of the Company enforceable in accordance with their terms except to the extent limited by the Enforceability Exceptions; the Guarantees will be in the form established pursuant to the Indenture; and the Guarantees will conform in all material respects to the statements relating thereto contained in the General Disclosure Package and the Prospectus; (l) The Indenture has been duly authorized by PPL Capital Funding and the Company and, when executed and delivered by PPL Capital Funding and the Company and assuming due authorization, execution and delivery by the Indenture Trustee, will constitute a

8 #101792467v6 valid and legally binding obligation of PPL Capital Funding and the Company enforceable against PPL Capital Funding and the Company in accordance with its terms, except to the extent limited by the Enforceability Exceptions; the Indenture will conform in all material respects to the statements relating thereto contained in the General Disclosure Package and the Prospectus; and at the effective date of the Registration Statement, the Indenture was duly qualified under the Trust Indenture Act; (m) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Issuers for the consummation of the transactions contemplated by this Agreement, the Indenture, the RSNs, the Guarantees, the Units Agreements, the Securities or the Remarketing Agreement, except (x) such as have been obtained and made under the Securities Act or the Exchange Act or (y) such consents, approvals, authorizations, orders and registrations or qualifications (A) as may be obtained under applicable securities or blue-sky laws of any state or foreign jurisdiction in connection with the sale of the Securities by the Underwriters or (B) as have been obtained prior to the date herewith; (n) Neither the execution and delivery of this Agreement, the Indenture, the RSNs, the Guarantees, the Units Agreements, or the Remarketing Agreement nor the issuance and sale of the Securities, if any, nor the consummation of the transactions contemplated therein will result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their properties, or any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties of the Company or any of its subsidiaries is subject (except a breach, violation or default that would not reasonably be expected to have a material adverse effect on the execution and delivery by the Issuers of, and performance by the Issuers of their obligations under, this Agreement, the Indenture, the RSNs, the Guarantees, the Units Agreements, or the Remarketing Agreement, and the consummation of the transactions contemplated therein), or the Amended and Restated Articles of Incorporation or Bylaws of the Company or the Certificate of Incorporation or Bylaws of PPL Capital Funding; (o) The consolidated financial statements of the Company and its subsidiaries, together with the related notes and schedules, each set forth or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder; such audited financial statements have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein; and no material modifications are required to be made to the unaudited interim financial statements for them to be in conformity with generally accepted accounting principles; (p) This Agreement has been duly and validly authorized, executed and delivered by each of the Issuers;

9 #101792467v6 (q) Since the respective dates as of which information is given in the General Disclosure Package and the Prospectus, except as otherwise stated therein or contemplated thereby, (i) there has been no material adverse change, or event or occurrence that would result in a material adverse change, in the financial position or results of operations of the Company and its subsidiaries taken as a whole and (ii) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, except for regular quarterly dividends on the Common Stock in amounts per share that are generally consistent with past practice; (r) Neither the Company nor PPL Capital Funding is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package and the Prospectus, will not be, an “investment company” as such term is defined in the Investment Company Act of 1940, as amended; (s) No “nationally recognized statistical rating organization” as such term is defined for purposes of Section 3(a)(62) under the Exchange Act (i) has imposed (or has informed the Company or its subsidiaries that it is considering imposing) any condition (financial or otherwise) on the Company’s or its applicable subsidiaries retaining any rating assigned to the Company or its applicable subsidiaries or any securities of the Company or its applicable subsidiaries or (ii) has indicated to the Company or its subsidiaries that it is considering any of the actions described in Section 7(c)(v) hereof; (t) Deloitte & Touche LLP, which has audited certain financial statements of the Company and its consolidated subsidiaries and issued its report with respect to the audited consolidated financial statements and schedules included and incorporated by reference in the General Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to the Company during the periods covered by its report within the meaning of the Securities Act and the Securities Act Regulations and the standards of the Public Company Accounting Oversight Board (United States); (u) The Company maintains systems of internal accounting controls sufficient to provide reasonable assurance that transactions are executed in accordance with management’s authorizations and transactions are recorded as necessary to permit preparation of financial statements. The Company maintains (A) “disclosure controls and procedures” as such term is defined in Rule 13a-15(e) under the Exchange Act and (B) “internal control over financial reporting” as such term is defined in Rule 13a-15(f) under the Exchange Act; (v) The interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission's rules and guidelines applicable thereto; (w) (i) None of the Company or any of its subsidiaries or, to the Company’s knowledge, any director, officer, or employee thereof, or any agent or representative of the Company or of any of its subsidiaries or affiliates, has taken or will take any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment, giving or receipt of money, property, gifts or anything else of value, directly or indirectly, to any

10 #101792467v6 government official (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) (“Government Official”) or to any person in order to influence official action in violation of any applicable anti-corruption laws; (ii) the Company and each of its subsidiaries and affiliates have conducted their businesses in compliance with applicable anti- corruption laws and have instituted and maintained policies and procedures reasonably designed to promote and achieve compliance with such laws and with the representations and warranties contained herein; and (iii) neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the sale of the Securities, if any, in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any person in violation of any applicable anti-corruption laws; (x) The operations of the Company and each of its subsidiaries are and have been conducted at all times in material compliance with all applicable financial recordkeeping and reporting requirements, including those of the Bank Secrecy Act, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), and the applicable anti-money laundering statutes of jurisdictions where the Company and each of its subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of the Company, threatened. Neither the Company nor any of its subsidiaries will use, directly or indirectly, the proceeds of the sale of the Securities, if any, in any manner that would cause or result in a violation of any Anti-Money Laundering Laws by any Person (as defined below) (including any party to this Agreement); (y) None of the Company, any of its subsidiaries, or, to the Company’s knowledge, any director, officer, or employee thereof, or any agent, affiliate or representative of the Company or any of its subsidiaries, is an individual or entity (“Person”) that is, or is owned or controlled by one or more Persons that are: (A) the subject or target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, His Majesty’s Treasury, or other relevant sanctions authority (collectively, “Sanctions”), or (B) located, organized or resident in a country or territory that is the subject of Sanctions (including, without limitation, the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, or any other Covered Region of Ukraine identified pursuant to Executive Order 14065, Crimea, Cuba, Iran, and North Korea); (ii) the Company will not, directly or indirectly, use the proceeds of the sale of the Securities, if any, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person: (A) to fund or facilitate any activities or business of or with any Person or in any country or territory that, at the time of such funding or facilitation, is the subject of Sanctions, except to the extent permitted for a Person required to comply with Sanctions, or (B) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise); and (iii) the Company and each of its subsidiaries have not knowingly

11 #101792467v6 engaged in, are not now knowingly engaged in, and will not engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was the subject of Sanctions; and (z) (i) (A) Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, there has been no security breach or other compromise of or relating to any of the Company’s or any of its subsidiaries information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) and (B) the Company and its subsidiaries have not been notified of, and have no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data, except as would not, in the case of this clause (i), reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries taken as a whole; (ii) the Company and its subsidiaries are presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, reasonably be expected to have a material adverse effect on the financial position or results of operations of the Company and its subsidiaries taken as a whole; and (iii) the Company and its subsidiaries have implemented backup and disaster recovery technology reasonably consistent with industry standards and practices. (aa) Neither the Company nor PPL Capital Funding (i) has alone engaged in any Testing the Waters Communication (as defined below) with any person other than Testing the Waters Communications with the consent of the Representatives with entities that are reasonably believed to be qualified institutional buyers within the meaning of Rule 144A under the Securities Act Regulations or institutions that are reasonably believed to be accredited investors within the meaning of Rule 501 under the Securities Act Regulations and (ii) has not authorized anyone other than the Representatives to engage in Testing-the-Waters Communications. Each of the Company and PPL Capital Funding reconfirm that the Representatives have been authorized to act on their behalf in undertaking Testing-the-Waters Communications. Neither the Company nor PPL Capital Funding has distributed any Testing- the-Waters Communication that is a written communication within the meaning of Rule 405 of the Securities Act Regulations other than those listed on Schedule E hereto. “Testing the Waters Communication” means any communication with potential investors undertaken in reliance on Section 5(d) or Rule 163B of the Securities Act Regulations. Each of the Underwriters represents and warrants to, and agrees with, the Issuers, their respective directors and such of their respective officers as shall have signed the Registration Statement, and to each other Underwriter, that the information set forth in Schedule B hereto furnished to the Issuers by such Underwriters or through the Representatives expressly for use in the Registration Statement or the Prospectus does not contain an untrue statement of a material fact and does not omit to state a material fact in connection with such information required to be stated therein or necessary to make such information not misleading.

12 #101792467v6 3. Purchase and Sale of Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (a) the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company, at a purchase price of $49.0625 per Security, the number of Underwritten Securities set forth below opposite the names of such Underwriters, and (b) in the event the Underwriters exercise their option to purchase Option Securities, the Company agrees to sell to the Underwriters, and the Underwriters agree, severally and not jointly, to purchase from the Company at the same price set forth in clause (a) of this Section 3, that portion of the Option Securities as to which such option to purchase was exercised, and each Underwriter agrees, severally and not jointly, to purchase the number of Option Securities (subject to such adjustments to eliminate fractional Securities as the Underwriters may determine) that bears the same proportion to the total number of Option Securities to be purchased on such Option Closing Date as the number of Underwritten Securities set forth below opposite the name of such Underwriter bears to the total number of Underwritten Securities. Underwriters Number of Underwritten Securities J.P. Morgan Securities LLC 4,400,000 BofA Securities, Inc. 4,400,000 Morgan Stanley & Co. LLC 3,000,000 RBC Capital Markets, LLC 3,000,000 CIBC World Markets Corp. 900,000 PNC Capital Markets LLC 900,000 Truist Securities, Inc. 900,000 BMO Capital Markets Corp. 900,000 U.S. Bancorp Investments, Inc. 900,000 FNB America Securities LLC 150,000 Huntington Securities, Inc. 150,000 Regions Securities LLC 150,000 SMBC Nikko Securities America, Inc. 150,000 Bancroft Capital, LLC 25,000 CastleOak Securities, L.P. 25,000 MFR Securities, Inc. 25,000 Roberts & Ryan, Inc. 25,000 Total 20,000,000 The Company hereby grants to the Underwriters the right to purchase at an Option Closing Date that will occur on or prior to the 13th calendar day immediately following, and including, the Closing (as defined herein), up to 3,000,000 Option Securities, at the same purchase price as set forth in clause (a) of the first paragraph of this Section 3, for the sole purpose of covering over-allotments. Any such election to purchase Option Securities shall be exercised only by written notice from the Representatives to the Company setting forth the

13 #101792467v6 number of Option Securities to be purchased and the date on which such Option Securities are to be delivered, as determined by the Representatives, but in no event earlier than the Closing Date. 4. Public Offering. The several Underwriters agree that as soon as practicable, in their judgment, they will make a public offering of their respective portions of the Securities in accordance with the terms set forth in the General Disclosure Package and the Prospectus. 5. Delivery and Payment. (a) The Underwritten Securities will be represented by one or more definitive global securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company (“DTC”) or its designated custodian. The Company will deliver the Underwritten Securities to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price therefor (such delivery and payment herein referred to as the “Closing”) by wire transfer of immediately available funds to the Company’s account by 10:00 A.M., New York Time or as soon as possible thereafter, on the Closing Date. Such payment shall be made upon delivery of the Securities for the account of J.P. Morgan Securities LLC at DTC. The Underwritten Securities to be so delivered will be in fully registered form in such authorized denominations as established pursuant to the Units Agreements. The Company will make the Underwritten Securities available for inspection by the Representatives at the office of Hunton Andrews Kurth LLP, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by the Representatives and the Company, not later than 10:00 A.M., New York Time, or as soon as possible thereafter on the business day next preceding the Closing Date. The term “Closing Date” wherever used in this Agreement shall mean February 26, 2026, or such other date (i) not later than the seventh full business day thereafter as may be agreed upon in writing by the Company and the Representatives or (ii) as shall be determined by postponement pursuant to the provisions of Section 10 hereof. The Option Securities will be represented by one or more definitive global securities in book-entry form which will be deposited by or on behalf of the Company with DTC or its designated custodian. The Company will deliver the Option Securities to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price therefor by wire transfer of immediately available funds to the Company’s account by 10:00 A.M., New York Time or as soon as possible thereafter, on the date specified in the notice described in Section 3 (the “Option Closing Date”). Such payment shall be made upon delivery of the Securities for the account of J.P. Morgan Securities LLC at DTC. The Option Securities to be so delivered will be in fully registered form in such authorized denominations as established pursuant to the Units Agreements. The Company will make the Option Securities available for inspection by the Representatives at the office of Hunton Andrews Kurth LLP, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by the Representatives and the Company, not later than 10:00 A.M., New York Time or as soon as possible thereafter, on the business day next preceding any Option Closing Date.

14 #101792467v6 (b) Each Underwriter represents and agrees that, unless it obtains the prior written consent of the Company and the Representatives, it has not and will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus” as defined in Rule 433 or that would otherwise constitute a “free writing prospectus” as defined in Rule 405 of the Securities Act Regulations that would be required to be filed with the Commission, other than information contained in the Final Term Sheet prepared in accordance with Section 6(b). 6. Certain Covenants of the Issuers. Each of the Company and PPL Capital Funding covenants and agrees with the several Underwriters as follows: (a) Subject to Section 6(b), to comply with the requirements of Rule 430B and to notify the Representatives immediately, and confirm the notice in writing (such writing shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication), (i) when any post-effective amendment to the Registration Statement or new registration statement relating to the Securities shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or the filing of a new registration statement or any amendment or supplement to the Prospectus or any document incorporated by reference therein or otherwise deemed to be a part thereof or for additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or such new registration statement and/or any notice objecting to its use or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement and (v) if the Company or PPL Capital Funding becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Company and PPL Capital Funding will effect the filings required under Rule 424(b), in the manner and within the time period required by Rule 424(b) (without reliance on Rule 424(b)(8)). The Company and PPL Capital Funding will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment. The Company and PPL Capital Funding shall pay the required Commission filing fees relating to the Securities within the time required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations (including, if applicable, by updating the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b)). (b) To give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement or new registration statement relating to the Securities or any amendment, supplement or revision to either any preliminary prospectus (including any prospectus included in the Original Registration Statement or amendment thereto at the time it became effective) or to the Prospectus, whether pursuant to the Securities Act, the Exchange Act or otherwise, and the Company and PPL Capital Funding will furnish the Representatives with

15 #101792467v6 copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives shall reasonably object in writing. The Company and PPL Capital Funding will give the Representatives notice of their intention to make any such filing pursuant to the Exchange Act or Exchange Act Regulations from the Applicable Time to the Closing Date and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing and will not file or use any such document to which the Representatives shall reasonably object in writing. The Company and PPL Capital Funding will prepare a final term sheet (the “Final Term Sheet”) reflecting the final terms of the Securities, in form and substance reasonably satisfactory to the Representatives, and shall file such Final Term Sheet as an “Issuer Free Writing Prospectus” as soon as reasonably practicable but in any event prior to the close of business two Business Days after the date hereof (“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in The City of New York); provided that the Company and PPL Capital Funding shall furnish the Representatives with copies of any such Final Term Sheet a reasonable amount of time prior to such proposed filing and will not use or file any such document to which the Representatives shall reasonably object in writing. (c) To furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the Securities Act, as many copies of the Prospectus and any amendments and supplements thereto as each Underwriter may reasonably request. (d) That before amending and supplementing the preliminary prospectus or the Prospectus, it will furnish to the Representatives a copy of each such proposed amendment or supplement and that it will not use any such proposed amendment or supplement to which the Representatives reasonably object in writing. (e) To use its best efforts to qualify the Securities and to assist in the qualification of the Securities by the Representatives or on their behalf for offer and sale under the securities or “blue sky” laws of such jurisdictions as the Representatives may designate, to continue such qualification in effect so long as required for the distribution of the Securities and to reimburse the Representatives for any expenses (including filing fees and fees and disbursements of counsel) paid by the Representatives or on their behalf to qualify the Securities for offer and sale, to continue such qualification, to determine its eligibility for investment and to print any preliminary or supplemental “blue sky” survey or legal investment memorandum relating thereto; provided that neither the Company nor PPL Capital Funding shall be required to qualify as a foreign corporation in any State, to consent to service of process in any State other than with respect to claims arising out of the offering or sale of the Securities, to subject itself to taxation in any such jurisdiction if it is not otherwise so subject, or to meet any other requirement in connection with this paragraph (e) deemed by the Company and PPL Capital Funding to be unduly burdensome; (f) To promptly deliver to the Representatives a true and correct copy of the Registration Statement as originally filed and of all amendments thereto heretofore or hereafter filed, including conformed copies of all exhibits except those incorporated by reference, and such number of conformed copies of the Registration Statement (but excluding the exhibits),

16 #101792467v6 each related preliminary prospectus, the Prospectus, and any amendments and supplements thereto, as the Representatives may reasonably request; (g) If at any time prior to the completion of the sale of the Securities by the Underwriters (as determined by the Representatives), any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company and PPL Capital Funding promptly (i) will notify the Representatives of any such event; (ii) subject to the requirements of paragraph (b) of this Section 6, will prepare an amendment or supplement that will correct such statement or omission or effect such compliance; and (iii) will supply any supplemented or amended Prospectus to the several Underwriters without charge in such quantities as they may reasonably request; provided that the expense of preparing and filing any such amendment or supplement (i) that is necessary in connection with such a delivery of a prospectus more than nine months after the date of this Agreement or (ii) that relates solely to the activities of any Underwriter shall be borne by the Underwriter or Underwriters or the dealer or dealers requiring the same; and provided further that the Representatives shall, upon inquiry by the Company and PPL Capital Funding, advise the Company and PPL Capital Funding whether or not any Underwriter or dealer which shall have been selected by the Representatives retains any unsold Securities and, for the purposes of this subsection (g), the Company and PPL Capital Funding shall be entitled to assume that the distribution of the Securities has been completed when they are advised by the Representatives that no Underwriter or such dealer retains any Securities. If at any time following issuance of an Issuer Free Writing Prospectus, there occurs an event or development as a result of which such Issuer Free Writing Prospectus would conflict with the information contained in the Registration Statement (or any other registration statement related to the Securities) or the Statutory Prospectus or any preliminary prospectus would include an untrue statement of a material fact or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company and PPL Capital Funding will promptly notify the Representatives and will promptly amend or supplement, at their own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission; (h) The Company will, as soon as practicable, make generally available to its security holders an earnings statement covering a period of at least twelve months beginning after the “effective date of the registration statement” within the meaning of Rule 158 under the Securities Act which will satisfy the provisions of Section 11(a) of the Securities Act and which may be satisfied by timely filing reports with the Commission on its EDGAR system; (i) The Company and PPL Capital Funding will pay or bear (i) all expenses in connection with the matters herein required to be performed by the Company or PPL Capital Funding, including all expenses (except as provided in Section 6(g) above) in connection with the preparation and filing of the Registration Statement, the General Disclosure Package and the Prospectus, and any amendment or supplement thereto, and the furnishing of copies thereof to the Underwriters, and all audits, statements or reports in connection therewith, and all expenses in connection with the issue and delivery of the Securities to the Underwriters at the place designated in Section 5 hereof, any fees and expenses relating to the eligibility and issuance of

17 #101792467v6 the Securities in book-entry form and the cost of obtaining CUSIP or other identification numbers for the Securities, stamp duty or transfer taxes (if any) payable upon the original issue of the Securities; (ii) all expenses in connection with the printing, reproduction and delivery of this Agreement and the printing, reproduction and delivery of any preliminary prospectus and each Prospectus, and (except as provided in Section 6(g) above) any amendment or supplement thereto, to the Underwriters; (iii) any and all fees payable in connection with the rating of the Securities and the RSNs; (iv) the Issuers’ costs and expenses relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Issuers, travel and lodging expenses of the representatives and officers of the Issuers and any such consultants, and the Issuers’ portion of the costs of any aircraft chartered in connection with the road show, (v) all fees and expenses in connection with listing the Securities and the underlying Common Stock on The New York Stock Exchange; and (vi) the reasonable fees and expenses of the Indenture Trustee, the Purchase Contract Agent, the Collateral Agent, the Custodial Agent and the Securities Intermediary, including the fees and disbursements of counsel for each of the foregoing agents, in connection with the Securities; provided that any transfer taxes payable on the resale of the Securities shall be borne by the Underwriters; (j) The Issuers hereby agree that, without the prior written consent of J.P. Morgan Securities LLC and BofA Securities, Inc., on behalf of the Underwriters, none of them will, during the period ending 30 days after the date of the final prospectus supplement included in the Prospectus (the “Lock-Up Period”), directly or indirectly, (i) register, offer, issue, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of any Securities, Purchase Contracts or shares of Common Stock or any securities convertible into or exercisable or exchangeable for Securities, Purchase Contracts or Common Stock (collectively, the “Lock-Up Securities”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Lock-Up Securities, (iii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (iv) file with the Commission a registration statement under the Securities Act relating to Lock-Up Securities, or publicly disclose the intention to take any such action, whether any such transaction described in clause (i), (ii) or (iii) above is to be settled by delivery of Lock-Up Securities or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities or Purchase Contracts to be issued in the transactions contemplated hereby or any shares of Common Stock issued upon settlement of any such Purchase Contract, (B) the issuance by the Company of shares of Common Stock pursuant to, or the grant of options under the Company’s existing stock option, employee benefit or dividend reinvestment plans (as described in the General Disclosure Package and the Prospectus), or the filing of a registration statement on Form S-8 with the Commission relating to the offering of any shares of common stock issued or reserved for issuance under such plans, (C) the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act, for the repurchase of shares of Common Stock, provided that such plan does not provide for the repurchase of Common Stock during the Lock-Up Period (D) the issuance by the Company of shares of Common Stock upon exchange of the Company’s 2.875% Exchangeable Senior Notes due 2028, (E) the issuance by the Company of shares of

18 #101792467v6 Common Stock upon exchange of the Company’s 3.000% Exchangeable Senior Notes due 2030, or (F) any issuance, sale or delivery of shares of Common Stock resulting from the settlement of any forward contract entered into under the Company’s equity distribution agreement dated as of February 14, 2025 that is outstanding as of the date hereof or upon exercise of any other outstanding option, warrant or convertible security outstanding as of the date hereof and as described in the General Disclosure Package and the Prospectus; (k) The Company represents and agrees that, unless it obtains the prior consent of the Representatives (such consent not to be unreasonably withheld), it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405 of the Securities Act Regulations, required to be filed with the Commission. The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping in accordance with the Securities Act Regulations; (l) To use their reasonable best efforts to effect the listing of the Securities and the underlying Common Stock on The New York Stock Exchange; and (m) The Company shall reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Common Stock under the Unit Agreements. 7. Conditions of Underwriters’ Obligations. The obligations of the several Underwriters to purchase and pay for the Securities on the Closing Date or any Option Closing Date, as applicable, shall be subject to the accuracy of the representations and warranties on the part of the Company and PPL Capital Funding contained herein at the date of this Agreement and the Closing Date or any Option Closing Date, as applicable, to the accuracy of the statements of the Company and PPL Capital Funding made in any certificates pursuant to the provisions hereof, to the performance by the Company and PPL Capital Funding of its obligations hereunder and to the following additional conditions: (a) The Representatives shall have received, on each of the date hereof, the Closing Date and any Option Closing Date, as applicable, a letter dated the date hereof, the Closing Date or any Option Closing Date, as the case may be, in form and substance satisfactory to the Representatives, from Deloitte & Touche LLP, independent registered public accountants, containing statements and information of the type ordinarily included in accountants’ “comfort letters” with respect to the Company and its consolidated subsidiaries. The procedures described in such letters were prescribed by the Underwriters and are sufficient to satisfy the condition in this Section 7(a). (b) The Registration Statement shall have become effective and on the Closing Date and any Option Closing Date, as applicable, no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use shall have been

19 #101792467v6 issued under the Securities Act or proceedings therefor initiated or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430B Information shall have been filed with the Commission in the manner and within the time period required by Rule 424(b) without reliance on Rule 424(b)(8) (or a post-effective amendment providing such information shall have been filed and become effective in accordance with the requirements of Rule 430B). The Company and PPL Capital Funding shall have paid the required Commission filing fees relating to the Securities within the time period required by Rule 456(b)(1)(i) of the Securities Act Regulations without regard to the proviso therein and otherwise in accordance with Rules 456(b) and 457(r) of the Securities Act Regulations and, if applicable, shall have updated the “Calculation of Registration Fee” table in accordance with Rule 456(b)(1)(ii) either in a post-effective amendment to the Registration Statement or on the cover page of a prospectus filed pursuant to Rule 424(b). (c) Subsequent to the execution of this Agreement, there shall not have occurred (i) any material adverse change not contemplated by the General Disclosure Package or the Prospectus (as it exists on the date hereof), or any development that could reasonably be expected to result in a material adverse change, in or affecting particularly, the business or properties of the Company or PPL Capital Funding which, in the Representatives’ judgment, makes it impractical and inadvisable to proceed with completion of the sale of and payment for the Securities; (ii) any suspension or limitation of trading in securities generally on The New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company or PPL Capital Funding on any exchange or in the over-the-counter market; (iii) a general banking moratorium declared by federal or New York authorities or a material disruption in securities settlement, payment or clearance services in the United States; (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the Representatives’ reasonable judgment, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical and inadvisable to proceed with completion of the sale of and payment for the Securities; or (v) any decrease in the ratings of the RSNs or the Issuers’ debt securities by S&P Global Ratings or Moody’s Ratings or any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the RSNs or the Issuers’ debt securities. (d) The Representatives shall have received from W. Eric Marr, Esq., Assistant General Counsel, or such other counsel for the Company and PPL Capital Funding as may be acceptable to the Representatives, an opinion in form and substance satisfactory to the Representatives, dated the Closing Date and any Option Closing Date, as applicable, and addressed to the Representatives of the Underwriters, to the effect set forth in Exhibit B hereto. In rendering such opinion, such counsel may rely as to matters governed by New York law upon the opinion of Davis Polk & Wardwell LLP referred to in Section 7(e) of this Agreement. (e) The Representatives shall have received from Davis Polk & Wardwell LLP, counsel to the Company and PPL Capital Funding, an opinion in form and substance satisfactory to the Representatives, dated the Closing Date and any Option Closing Date, as applicable, and addressed to the Representatives of the Underwriters, substantially to the effect

20 #101792467v6 set forth in Exhibit C hereto. In rendering such opinion, Davis Polk & Wardwell LLP may rely as to matters governed by Pennsylvania law upon the opinion of W. Eric Marr, Esq. or such other counsel referred to in Section 7(d) of this Agreement. (f) The Representatives shall have received from Hunton Andrews Kurth LLP, counsel for the Underwriters, such opinion or opinions in form and substance satisfactory to the Representatives, dated the Closing Date and any Option Closing Date, as applicable, with respect to matters as the Representatives may require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion or opinions, Hunton Andrews Kurth LLP may rely as to matters governed by Pennsylvania law upon the opinion of W. Eric Marr, Esq. or such other counsel referred to above. (g) The Representatives shall have received a certificate, dated the Closing Date and any Option Closing Date, as applicable, of the Controller and the Treasurer or Assistant Treasurer of the Company, and of the President, the Treasurer or Assistant Treasurer of PPL Capital Funding, in which such officers, to the best of their knowledge after reasonable investigation, shall state that (i) the representations and warranties of the Company or PPL Capital Funding, as the case may be, in this Agreement are true and correct in all material respects as of the Closing Date or any Option Closing Date, as applicable, (ii) the Company or PPL Capital Funding, as the case may be, has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date or any Option Closing Date, as applicable, (iii) no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use has been issued, and no proceedings for that purpose have been instituted or are pending by the Commission, and (iv) subsequent to the date of the latest financial statements in the Prospectus, there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the financial position or results of operations of the Company and its subsidiaries taken as a whole except as set forth or contemplated in the Prospectus or as described in such certificate. (h) The Representatives shall have received from the Company a copy of the rating letters from S&P Global Ratings and Moody’s Ratings assigning ratings on the RSNs as set forth in the General Disclosure Package. (i) The “lock-up” agreements, each substantially in the form of Exhibit A hereto, between J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC and each of the directors and executive officers of the Company listed on Schedule C hereto, relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to the Representatives on or before the date hereof, shall be in full force and effect on the Closing Date and any Option Closing Date, as applicable. The Company and PPL Capital Funding will furnish the Representatives as promptly as practicable after the Closing Date with such conformed copies of such opinions, certificates, letters and documents as the Representatives may reasonably request.

21 #101792467v6 In case any such condition shall not have been satisfied, this Agreement may be terminated by the Representatives upon notice in writing (such writing shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication) to the Company without liability or obligation on the part of the Company and PPL Capital Funding or any Underwriter, except as provided in Sections 6(e), 6(i), 9, 11 and 13 hereof. 8. Conditions of the Obligations of the Issuers. The obligations of the Company to sell and deliver the Securities on the Closing Date are subject to the condition that at the Closing Date no stop order suspending the effectiveness of the Registration Statement and/or any notice objecting to its use shall be in effect or proceeding therefor shall have been instituted or, to the knowledge of the Company or PPL Capital Funding, shall be contemplated. If such condition shall not have been satisfied, then each of the Company and PPL Capital Funding shall be entitled, by notice in writing (such writing shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication) to the Representatives, to terminate this Agreement without any liability on the part of the Company, PPL Capital Funding or any Underwriter, except as provided in Sections 6(e), 6(j), 9, 11 and 13 hereof. 9. Indemnification and Contribution. (a) The Issuers agree that they will jointly and severally indemnify and hold harmless each Underwriter and the officers, directors, partners, members, employees, agents and affiliates of each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss, expense, claim, damage or liability (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, as such expenses are incurred) to which, jointly or severally, such Underwriter or such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Statutory Prospectus, any Issuer Free Writing Prospectus, any Testing the Waters Communication or the Prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading and, except as hereinafter in this Section provided, the Issuers agree to reimburse each indemnified party (as defined below) for any reasonable legal or other expenses as incurred by such indemnified party in connection with investigating or defending any such loss, expense, claim, damage or liability; provided, however, that neither the Company nor PPL Capital Funding shall be liable in any such case to the extent that any such loss, expense, claim, damage or liability arises out of or is based on an untrue statement or alleged untrue statement or omission or alleged omission made in any such document in reliance upon, and in conformity with, written information furnished to the Company by or through the Representatives on behalf of any Underwriter expressly for use in any such document (provided that the only such information is that set forth on Schedule

22 #101792467v6 B hereto) or arises out of, or is based on, statements or omissions from the part of the Registration Statement which shall constitute the Statement of Eligibility under the Trust Indenture Act of the Indenture Trustee. (b) Each Underwriter, severally and not jointly, agrees that it will indemnify and hold harmless the Company and PPL Capital Funding and its officers and directors, and each of them, and each person, if any, who controls the Company and PPL Capital Funding within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any loss, expense, claim, damage or liability (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim, as such expenses are incurred) to which it or they may become subject, under the Securities Act or otherwise, insofar as such loss, expense, claim, damage or liability (or actions in respect thereof) arises out of or is based on any untrue statement or alleged untrue statement of any material fact contained in the Statutory Prospectus, any Issuer Free Writing Prospectus, the General Disclosure Package or the Prospectus, or any amendment or supplement to any thereof, or arises out of or is based upon the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, and only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any such documents in reliance upon, and in conformity with, written information furnished to the Company and PPL Capital Funding by or through the Representatives on behalf of such Underwriter expressly for use in any such document (provided that the only such information is that set forth on Schedule B hereto); and, except as hereinafter in this Section provided, each Underwriter, severally and not jointly, agrees to reimburse the Company and PPL Capital Funding and their respective officers and directors, and each of them, and each person, if any, who controls the Company and PPL Capital Funding within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, for any reasonable legal or other expenses incurred by it or them in connection with investigating or defending any such loss, expense, claim, damage or liability. (c) Upon receipt of notice of the commencement of any action against any person in respect of which indemnification may be sought pursuant to either subsection (a) or (b) above, such person (an “indemnified party”) shall, with reasonable promptness, if a claim in respect thereof is to be made against an indemnifying party under its agreement contained in this Section 9, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify an indemnifying party shall not relieve it from any liability which it may have to the indemnified party otherwise than under subsection (a) or (b) of this Section 9. If any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof: (i) in the case of a civil proceeding (excluding, for the avoidance of doubt, any governmental, regulatory or non-civil proceeding), the indemnifying party shall be entitled to participate in such civil proceeding and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay the fees and expenses of such counsel related to such civil proceeding, and, after notice from the indemnifying party to such indemnified party of its election to assume the defense of such civil proceeding, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case, subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of

23 #101792467v6 investigation; and (ii) in case any governmental, regulatory or non-civil proceeding, upon request of the indemnified party, the indemnifying party shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such governmental, regulatory or non-civil proceeding and shall pay the fees and disbursements of such counsel related to such governmental, regulatory or non-civil proceeding. In the event that any indemnifying party elects to assume the defense of any such action and retain such counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by it unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the contrary; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by the Representatives, in the case of parties indemnified pursuant to Section 9(a), and by the Company, in the case of parties indemnified pursuant to Section 9(b). No indemnifying party shall be liable in the event of any settlement of any such action effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Each indemnified party agrees promptly to notify each indemnifying party of the commencement of any litigation or proceedings against it in connection with the issue and sale of the RSNs. (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively “Losses”) to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and by the Underwriters on the other from the offering of the Securities. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the parties shall be deemed to be in the same respective proportions as (x) in the case of the Company, the total net proceeds from the offering (before deducting expenses) received by it and (y) in the case of the Underwriters, the total underwriting discounts and commissions, in each case, as set forth on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to

24 #101792467v6 state a material fact relates to information provided by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. In no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each affiliate, director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case, to the applicable terms and conditions of this paragraph (d). The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations and not joint. (e) No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 9 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party and all liability arising out of such litigation, investigation, proceeding or claim, and (ii) does not include a statement as to or an admission of fault, culpability or the failure to act by or on behalf of any indemnified party. (f) The indemnity and contribution provided for in this Section 9 and the representations and warranties of the Issuers and the several Underwriters set forth in this Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter or the Company, PPL Capital Funding or their respective directors or officers, (ii) the acceptance of any Securities and payment therefor under this Agreement, and (iii) any termination of this Agreement. 10. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Securities hereunder on either the Closing Date or any Option Closing Date and the aggregate number of Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of Securities offered that the Underwriters are obligated to purchase on the Closing Date or any Option Closing Date, as applicable, the non- defaulting Underwriters may make arrangements satisfactory to the Issuers for the purchase of

25 #101792467v6 such Securities by other persons, including any of the non-defaulting Underwriters, but if no such arrangements are made by the Closing Date or any Option Closing Date, as applicable, the other Underwriters shall be obligated, severally in the proportion which their respective commitments hereunder bear to the total commitment of the non-defaulting Underwriters, to purchase the Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase. In the event that any Underwriter or Underwriters default in their obligations to purchase Securities hereunder, the Issuers may by prompt written notice to non-defaulting Underwriters postpone the Closing Date or the relevant Option Closing Date for a period of not more than seven full business days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents, and the Issuers will promptly file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary. If, on the Closing Date or the relevant Option Closing Date, any one or more of the Underwriters shall fail or refuse to purchase such Securities and the aggregate principal amount of such Securities with respect to which such default occurs exceeds 10% of the aggregate principal amount of Securities to be purchased on such date, and arrangements satisfactory to the Representatives, the Company and PPL Capital Funding for the purchase of such Securities are not made within 48 hours after such default, this Agreement shall terminate without liability of any party to any other party except that the provisions of Sections 6(j), 9, 11 and 13 shall at all times be effective and shall survive such termination. As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve an Underwriter from liability for its default. 11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations and warranties of the Company and PPL Capital Funding and of or on behalf of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter or the Company and PPL Capital Funding or any of their respective officers or directors or any controlling person, and will survive delivery of and payment for the Securities. If for any reason the purchase of the Securities by the Underwriters is not consummated, the Company and PPL Capital Funding shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 6, and the respective obligations of the Company, PPL Capital Funding and the Underwriters pursuant to Section 9 hereof shall remain in effect. If the purchase of the Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 10 or the occurrence of any event specified in clause (ii) (other than for any suspension of trading of any securities of the Company or PPL Capital Funding on any exchange or in the over-the- counter market), (iii), (iv) or (v) of Section 7(c), the Company and PPL Capital Funding will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Securities. 12. Notices. The Company and PPL Capital Funding shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of each of the Underwriters if the same shall

26 #101792467v6 have been made or given by the Representatives jointly. All statements, requests, notices, consents and agreements hereunder shall be in writing (such writing shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication) and, if to the Company or PPL Capital Funding, shall be sufficient in all respects if delivered or mailed to the Company or PPL Capital Funding at 645 Hamilton Street, Allentown, Pennsylvania 18101, Attn: Treasurer, or at the following email address: invserv@pplweb.com, and, if to the Representatives, shall be sufficient in all respects if delivered or mailed to J.P. Morgan Securities LLC, 270 Park Avenue, New York, New York 10017, Attention: Equity Syndicate Desk (facsimile: 212-622-8358); BofA Securities, Inc. One Bryant Park, New York, NY 10036, Email: dg.ecm_execution_services@bofa.com, Attention: Syndicate Department with a copy to: Email: dg.ecm_legal@bofa.com, Attention: ECM Legal; Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, Attention: Investment Banking Division, Fax No.: (212) 507-8999; RBC Capital Markets, LLC, Brookfield Place, 200 Vesey Street, 8th Floor, New York, New York 10281, Attention: ECM, Email: RBCECMCorporateEquityLinkedDocumentation@rbc.com; provided, however, that any notice to an Underwriter pursuant to Section 9 hereof will also be delivered or mailed to such Underwriter at the address, if any, of such Underwriter furnished to the Company and PPL Capital Funding in writing for the purpose of communications hereunder. 13. No Advisory or Fiduciary Relationship. Each of the Company and PPL Capital Funding acknowledges and agrees that (a) the purchase and sale of the Securities pursuant to this Agreement, including the determination of the public offering price of the Securities and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and PPL Capital Funding, on the one hand, and the several Underwriters, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction, each Underwriter is and has been acting solely as a principal and is not the agent or fiduciary of the Company or PPL Capital Funding, or their respective stockholders, creditors, employees or any other party, (c) no Underwriter has assumed or will assume an advisory or fiduciary responsibility in favor of the Company or PPL Capital Funding with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or PPL Capital Funding on other matters) and no Underwriter has any obligation to the Company or PPL Capital Funding with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company or PPL Capital Funding, (e) the Underwriters have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and each of the Company or PPL Capital Funding has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate and (f) the Company and PPL Capital Funding waive, to the fullest extent permitted by law, any claims it may have against the Underwriters for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Underwriters shall have no liability (whether direct or indirect) to the Company or PPL Capital Funding in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company or PPL Capital Funding, including stockholders, creditors or employees.

27 #101792467v6 14. Parties in Interest. This Agreement shall inure solely to the benefit of the Issuers and the Underwriters and, to the extent provided in Section 9 hereof, to any indemnified party and their respective successors. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term “successor” shall not include any assignee of an Underwriter (other than one who shall acquire all or substantially all of such Underwriter’s business and properties), nor shall it include any purchaser of RSNs from any Underwriter merely because of such purchase. 15. Representation of Underwriters. Any action under this Agreement taken by the Representatives will be binding upon all the Underwriters. 16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties. Counterparts may be delivered via facsimile, electronic mail (including via www.docusign.com and any other electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. 17. Effectiveness. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto. 18. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. 19. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement. 20. Recognition of the U.S. Special Resolution Regimes. (a) In the event that any Underwriter that is a Covered Entity becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer from such Underwriter of this Agreement, and any interest and obligation in or under this Agreement, will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if

28 #101792467v6 this Agreement, and any such interest and obligation, were governed by the laws of the United States or a state of the United States. (b) In the event that any Underwriter that is a Covered Entity or any BHC Act Affiliate of such Underwriter becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under this Agreement that may be exercised against such Underwriter are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if this Agreement were governed by the laws of the United States or a state of the United States. (c) For purpose of this Section 20, (A) the term “BHC Act Affiliate” has the meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k); (B) the term “Covered Entity” means any of the following: (1) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (2) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (3) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b); (C) the term “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable; and (D) the term “U.S. Special Resolution Regime” means each of (1) the Federal Deposit Insurance Act and the regulations promulgated thereunder and (2) Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the regulations promulgated thereunder.

29 #101792467v6 Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the Company, PPL Capital Funding and the several Underwriters in accordance with its terms. Yours very truly, PPL CORPORATION By: /s/ Tadd J. Henninger Name: Tadd J. Henninger Title: Senior Vice President and Treasurer PPL CAPITAL FUNDING, INC. By: /s/ Tadd J. Henninger Name: Tadd J. Henninger Title: Senior Vice President-Finance and Treasurer

30 #101792467v6 The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written. J.P. MORGAN SECURITIES LLC By: /s/ Gaurav Maria Name: Gaurav Maria Title: Managing Director BOFA SECURITIES, INC. By: /s/ Marly Smith Name: Marly Smith Title: Managing Director MORGAN STANLEY & CO. LLC By: /s/ Alexandra Fey Name: Alexandra Fey Title: Vice President RBC CAPITAL MARKETS, LLC By: /s/ Richard Duffield Name: Richard Duffield Title: Managing Director Acting severally on behalf of themselves and as Representatives of the several Underwriters named in Section 3 hereof.

#101792467v6 SCHEDULE A Issuer General Use Free Writing Prospectus

#101792467v6 Pricing Term Sheet dated February 23, 2026 Registration Statement Nos. 333-277140 and 333-277140-04 Filed Pursuant to Rule 433 Supplementing the Preliminary Prospectus Supplement dated February 23, 2026 (To Prospectus dated February 16, 2024) PPL Corporation 20,000,000 Equity Units (Initially Consisting of 20,000,000 Corporate Units) The information in this pricing term sheet should be read together with the preliminary prospectus supplement dated February 23, 2026 (the “Preliminary Prospectus Supplement”), including the documents incorporated by reference therein, and the accompanying base prospectus dated February 16, 2024, each filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (Registration Statement Nos. 333-277140 and 333-277140-04). Terms used but not defined herein have the meanings given to them in the Preliminary Prospectus Supplement. Company: PPL Corporation (the “Company”) Company Stock Ticker: New York Stock Exchange “PPL” Pricing Date: February 23, 2026 Trade Date: February 24, 2026 Settlement Date: T+2, February 26, 2026. Under Rule 15c6-1 under the Securities Exchange Act of 1934, as amended, trades in the secondary market generally are required to settle in one business day, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade Corporate Units prior to the business day preceding the Settlement Date will be required, by virtue of the fact that the Corporate Units initially will settle T+2, to specify an alternate settlement cycle at the time of any such trade to prevent a failed settlement. Purchasers of the Corporate Units who wish to trade the Corporate Units prior to the business day preceding the settlement date should consult their own advisors. Registration Format: SEC Registered Designation: Equity Units (each being referred to as an “Equity Unit”) that will each have a stated amount of $50 and will initially be in the form of a Corporate Unit (each being referred to as a “Corporate Unit”) consisting of a purchase contract issued by the Company to purchase

#101792467v6 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”), and initially, a 1/40 undivided beneficial ownership interest in $1,000 principal amount of Remarketable Senior Notes due 2034 to be issued by PPL Capital Funding, Inc. (the “2034 RSNs”) and a 1/40 undivided beneficial ownership interest in $1,000 principal amount of Remarketable Senior Notes due 2039 to be issued by PPL Capital Funding, Inc. (the “2039 RSNs” and, together with the 2034 RSNs, the “RSNs”). The RSNs will be fully and unconditionally guaranteed by the Company pursuant to guarantees. Number of Equity Units Offered: 20,000,000 (or a total of 23,000,000 if the underwriters exercise their option to purchase up to 3,000,000 additional Corporate Units in full, solely to cover over- allotments). Aggregate Offering Amount: $1,000,000,000 (or a total of $1,150,000,000 if the underwriters exercise their option to purchase up to 3,000,000 additional Corporate Units in full, solely to cover over-allotments). Stated Amount per Equity Unit: $50.00 Public Offering Price: $50.00 per Corporate Unit / $1,000,000,000 total (or $1,150,000,000 total if the underwriters exercise their option to purchase up to 3,000,000 additional Corporate Units in full, solely to cover over-allotments). Estimated Net Proceeds to the Company: The net proceeds from the sale of Corporate Units will be approximately $981 million (or approximately $1,128 million if the underwriters exercise their option to purchase up to 3,000,000 additional Corporate Units in full, solely to cover over-allotments), after deducting the underwriting discounts and commissions but before deducting other estimated offering expenses payable by the Company. Interest Rate on the 2034 RSNs: 4.02% (or $40.20 per year per $1,000 principal amount of 2034 RSN), subject to modification in connection with a successful remarketing as described in the Preliminary Prospectus Supplement. Interest Rate on the 2039 RSNs: 4.02% (or $40.20 per year per $1,000 principal amount of 2039 RSN), subject to modification in connection with a successful remarketing as described in the Preliminary Prospectus Supplement. Comparable Yield for the 2034 RSNs: PPL Capital Funding, Inc. has determined that the comparable yield (as described in the Preliminary Prospectus Supplement) for the 2034 RSNs is 4.66%.

#101792467v6 Comparable Yield for the 2039 RSNs: PPL Capital Funding, Inc. has determined that the comparable yield (as described in the Preliminary Prospectus Supplement) for the 2039 RSNs is 5.21%. Contract Adjustment Payment Rate: 2.98% per year of the Stated Amount per Equity Unit, or $1.4900 per year, in respect of each purchase contract, subject to the Company’s right to defer contract adjustment payments as described in the Preliminary Prospectus Supplement. Deferred Contract Adjustment Payments: Deferred contract adjustment payments will accrue additional contract adjustment payments at the rate of 7.00% per year until paid, compounded quarterly on each Contract Adjustment Payment Date, to, but excluding, the Contract Adjustment Payment Date on which such Deferred Contract Adjustment Payments are paid. Rate of Total Distributions on the Corporate Units: 7.00% per year Reference Price: $50 divided by the Maximum Settlement Rate (such quotient rounded to the nearest $0.0001), which is $37.2606 and is approximately equal to the closing price of the Common Stock on The New York Stock Exchange on the date the Equity Units are priced. Threshold Appreciation Price: $50 divided by the Minimum Settlement Rate (such quotient rounded to the nearest $0.0001), which is $46.5766 and represents appreciation of approximately 25.00% over the Reference Price. Minimum Settlement Rate: 1.0735 shares of Common Stock (subject to adjustment as described in the Preliminary Prospectus Supplement). Maximum Settlement Rate: 1.3419 shares of Common Stock (subject to adjustment as described in the Preliminary Prospectus Supplement). Purchase Contract Settlement Date: February 15, 2029 (or if such day is not a business day, the following business day). 2034 RSNs Maturity Date: February 15, 2034, subject to PPL Capital Funding, Inc.’s right of redemption following a failed final remarketing as described in the Preliminary Prospectus Supplement. 2039 RSNs Maturity Date: February 15, 2039, subject to PPL Capital Funding, Inc.’s right of redemption following a failed final remarketing as described in the Preliminary Prospectus Supplement. Joint Book-Running Managers: J.P. Morgan Securities LLC BofA Securities, Inc. Morgan Stanley & Co. LLC RBC Capital Markets, LLC CIBC World Markets Corp. PNC Capital Markets LLC Truist Securities, Inc.

#101792467v6 BMO Capital Markets Corp. U.S. Bancorp Investments, Inc. Co-Managers: FNB America Securities LLC Huntington Securities, Inc. Regions Securities LLC SMBC Nikko Securities America, Inc. Bancroft Capital, LLC CastleOak Securities, L.P. MFR Securities, Inc. Roberts & Ryan, Inc. RSN Interest Payment Dates and Contract Adjustment Payment Dates: February 15, May 15, August 15 and November 15 of each year, beginning May 15, 2026 (subject to the Company’s right to defer the contract adjustment payments as described in the Preliminary Prospectus Supplement and subject to adjustment of RSN Interest Payment Dates upon a successful remarketing of the RSNs). Listing: The Company intends to apply to list the Corporate Units on The New York Stock Exchange under the symbol “PPLU” and expects trading to begin within 30 days after the date of initial issuance of the Corporate Units. CUSIP / ISIN for the Corporate Units: 69351T 866 / US69351T8669 CUSIP / ISIN for the Treasury Units: 69351T 858 / US69351T8586 CUSIP / ISIN for the 2034 RSNs: 69352P AX1 / US69352PAX15 CUSIP / ISIN for the 2039 RSNs: 69352P AW3 / US69352PAW32 Allocation of the Purchase Price: At the time of issuance, the fair market value of the applicable ownership interest in the RSNs will be $50 (or 100% of the issue price of a Corporate Unit), allocated equally between the 2034 RSNs and the 2039 RSNs underlying such applicable ownership interest in the RSNs, and the fair market value of each purchase contract will be $0 (or 0% of the issue price of a Corporate Unit). Early Settlement: Subject to certain conditions described under “Description of the Purchase Contracts—Early Settlement” in the Preliminary Prospectus Supplement, a holder of Corporate Units or Treasury Units (each being referred to as a “Treasury Unit”) may settle the related purchase contracts at any time prior to 4:00 p.m., New York City time, on the second business day immediately preceding the Purchase Contract Settlement Date, other than during a blackout period (as described in the Preliminary Prospectus Supplement) in the case of Corporate Units. An early settlement may be made only in integral multiples of 40 Corporate Units or 20 Treasury Units; however, if the Treasury portfolio has replaced the RSNs as a component of the Corporate Units following a

#101792467v6 successful optional remarketing, holders of Corporate Units may settle early only in integral multiples of 400,000 Corporate Units. If a purchase contract is settled early, the number of shares of Common Stock to be issued per purchase contract will be equal to the Minimum Settlement Rate (subject to adjustment as described in the Preliminary Prospectus Supplement). Early Settlement Upon a Fundamental Change: Subject to certain conditions described under “Description of the Purchase Contracts—Early Settlement Upon a Fundamental Change,” following a “fundamental change” (as defined in the Preliminary Prospectus Supplement) that occurs prior to the 30th scheduled trading day preceding the Purchase Contract Settlement Date, each holder of a purchase contract, subject to certain conditions described in the Preliminary Prospectus Supplement, will have the right to accelerate and settle the purchase contract early on the “fundamental change early settlement date” (as defined in the Preliminary Prospectus Supplement) at the settlement rate determined as if the applicable market value were determined, for such purpose, based on the “market value averaging period” (as defined in the Preliminary Prospectus Supplement) starting on the 22nd scheduled trading day prior to the fundamental change early settlement date and ending on, and including, the third scheduled trading day immediately preceding the fundamental change early settlement date, plus an additional make-whole amount of shares (such additional make-whole amount of shares being hereafter referred to as the “make-whole shares”). This right is referred to as the “fundamental change early settlement right.” The number of make-whole shares per purchase contract applicable to a fundamental change early settlement will be determined by the Company by reference to the table below, based on the date on which the fundamental change occurs or becomes effective (the “effective date”) and the “stock price” (as defined in the Preliminary Prospectus Supplement) for the fundamental change: Stock Price Effective Date $10.00 $20.00 $25.00 $30.00 $35.00 $37.26 $42.00 $46.58 $55.00 $65.00 $80.00 $100.00 $125.00 February 26, 2026 . 0.5245 0.2507 0.1850 0.1189 0.0479 0.0000 0.1081 0.1787 0.1225 0.0881 0.0640 0.0473 0.0346 February 15, 2027 . 0.4506 0.2182 0.1659 0.1111 0.0429 0.0000 0.0958 0.1617 0.1039 0.0738 0.0550 0.0416 0.0311 February 15, 2028 . 0.2722 0.1328 0.1039 0.0739 0.0188 0.0000 0.0591 0.1160 0.0610 0.0430 0.0333 0.0255 0.0194 February 15, 2029 . 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000 0.0000

#101792467v6 The stock prices set forth in the second row of the table above (that is, the column headers) will be adjusted upon the occurrence of certain events requiring anti-dilution adjustments to the fixed settlement rates in a manner inversely proportional to the adjustments to the fixed settlement rates, as described in the Preliminary Prospectus Supplement. The exact stock price and effective date applicable to a fundamental change may not be set forth on the table, in which case: if the stock price is between two stock prices on the table or the effective date is between two effective dates on the table, the amount of make- whole shares will be determined by straight line interpolation between the make-whole share amounts set forth for the higher and lower stock prices and the two effective dates based on a 365-day year, as applicable; if the stock price is in excess of $125.00 per share (subject to adjustment in the same manner as the stock prices set forth in the second row of the table as described above) then the make-whole share amount will be zero; and if the stock price is less than $10.00 per share (subject to adjustment in the same manner as the stock prices set forth in the second row of the table above) (the “minimum stock price”), then the make-whole share amount will be determined as if the stock price equaled the minimum stock price, using straight line interpolation, as described above in the first bullet, if the effective date is between two effective dates on the table. Unless the Treasury portfolio has replaced the RSNs as a component of the Corporate Units as a result of a successful optional remarketing, holders of Corporate Units may exercise the fundamental change early settlement right only in integral multiples of 40 Corporate Units. If the Treasury portfolio has replaced the RSNs as a component of Corporate Units, holders of the Corporate Units may exercise the fundamental change early settlement right only in integral multiples of 400,000 Corporate Units. A holder of Treasury Units may exercise the fundamental change early settlement right only in integral multiples of 20 Treasury Units. Ratings:* Baa1 by Moody’s Investors Service, Inc. BBB by S&P Global Ratings, a division of S&P Global Inc.

#101792467v6 * Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. The issuers have filed a joint shelf-registration statement (including a Preliminary Prospectus Supplement dated February 23, 2026 and an accompanying prospectus dated February 16, 2024) with the Securities and Exchange Commission, or SEC, for the offering to which this communication relates. Before you invest, you should read the Preliminary Prospectus Supplement, the accompanying prospectus and the other documents the issuers have filed with the SEC for more complete information about the issuers and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, copies may be obtained from J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by email at prospectus-eq_fi@jpmchase.com and postsalemanualrequests@broadridge.com; from BofA Securities, Inc. by telephone at 1-800-294-1322 or by email at dg.prospectus_requests@bofa.com; from RBC Capital Markets, LLC, Attn: Equity Capital Markets, 200 Vesey Street, 8th floor, New York, New York 10281, by telephone at 877-822-4089 or by email at equityprospectus@rbccm.com; or from the Morgan Stanley Prospectus Department at Morgan Stanley & Co. LLC, Attn: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, by phone at (866) 718-1649 or by email at prospectus@morganstanley.com. This communication should be read in conjunction with the Preliminary Prospectus Supplement and the accompanying prospectus. The information in this communication supersedes the information in the Preliminary Prospectus Supplement and the accompanying prospectus to the extent inconsistent with the information in such Preliminary Prospectus Supplement and the accompanying prospectus. ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

#101792467v6 SCHEDULE B Information Represented and Warranted by the Underwriters Pursuant to Section 2 of the Underwriting Agreement (1) The concession and discount figures appearing in the fifth and sixth paragraphs under the caption “Underwriting”. (2) The information related to stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids contained in the tenth and eleventh paragraphs under the caption “Underwriting”.

#101792467v6 SCHEDULE C Directors and Executive Officers of the Company delivering lock-up agreements pursuant to Section 7(i) Arthur P. Beattie Joseph P. Bergstein, Jr. Dean A. Del Vecchio Venkata Rajamannar Madabhushi Heather B. Redman Craig A. Rogerson Vincent Sorgi Wendy E. Stark Linda G. Sullivan Natica von Althann Keith H. Williamson Phoebe A. Wood Armando Zagalo de Lima Angela K. Gosman Lonnie E. Bellar David J. Bonenberger J. Gregory Cornett John R. Crockett III Christine M. Martin Tadd J. Henninger

#101792467v6 Marlene C. Beers

#101792467v6 SCHEDULE D Issuer Limited Use Free Writing Prospectus 1. Investor Presentation, dated February 2026

#101792467v6 SCHEDULE E Testing the Waters Communications None

#101792467v6 Exhibit A [FORM OF LOCK-UP LETTER] February 23, 2026 J.P. Morgan Securities LLC 270 Park Avenue New York, New York 10017 BofA Securities, Inc. One Bryant Park New York, New York 10036 Morgan Stanley & Co. LLC 1585 Broadway New York, New York 10036 RBC Capital Markets, LLC Brookfield Place 200 Vesey Street, 8th Floor New York, New York 10281 Dear Sirs and Mesdames: The undersigned understands that J.P. Morgan Securities LLC, BofA Securities, Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as Representatives (the “Representatives”) of the several Underwriters, propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) with PPL Corporation, a Pennsylvania corporation (the “Company”), providing for the public offering (the “Public Offering”) by the several Underwriters, including the Representatives (the “Underwriters”), of Equity Units that will include a stock purchase contract under which the holder of an Equity Unit will purchase from the Company shares of Common Stock, par value $0.01 per share of the Company (the “Common Stock”). To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of J.P. Morgan Securities LLC and BofA Securities, Inc., on behalf of the Underwriters, it will not, nor will it announce an intention to, during the period (the “Lock-Up Period”) commencing on the date hereof and ending 30 days after the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or make any public announcement of an intention thereof or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic

#101792467v6 consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or make any public announcement of an intention thereof. The foregoing sentence shall not apply to: (a) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the completion of the Public Offering; (b) transfers of shares of Common Stock or any security convertible into or exercisable or exchangeable into Common Stock as a bona fide gift, including to charitable organizations; provided that if such transfers are required to be reported on Form 4 pursuant to Section 16(a) of the Exchange Act during the Lock-Up Period, then the undersigned shall disclose in such filing or report that such transfer was a gift; (c) sales, transfers or other dispositions pursuant to a trading plan pursuant to Rule 10b5-1 under the Exchange Act for the transfer of shares of Common Stock that has been entered into by the undersigned prior to the date hereof; provided, that if such sales are required to be reported on Form 4 pursuant to Section 16(a) of the Exchange Act during the Lock-Up Period, or the undersigned voluntarily effects any public filing or report regarding such sales during the Lock-Up Period, then the undersigned shall disclose in such filing or report that such sale was made pursuant to an existing Rule 10b5-1 trading plan; and (d) (i) transfers of shares of Common Stock to the Company upon the “net” or “cashless” exercise of stock options or other equity awards granted pursuant to equity incentive plans described or incorporated by reference in the Prospectus; (ii) transfers of shares of Common Stock to the Company for the primary purpose of satisfying any tax or other governmental withholding obligation with respect to any award of equity-based compensation granted pursuant to the Company’s equity incentive plans described or incorporated by reference in the Prospectus; or (iii) forfeitures of shares of Common Stock to the Company to satisfy tax withholding requirements of the undersigned or the Company upon the vesting, during the Lock-Up Period, of equity based awards granted under equity incentive plans or pursuant to other stock purchase arrangements, in each case described or incorporated by reference in the Prospectus; provided that, in each case, the underlying shares of Common Stock shall continue to be subject to the restrictions on transfer set forth in this Lock-Up Letter Agreement, and provided further that, if required, any public report or filing under Section 16(a) of the Exchange Act shall indicate in the footnotes thereto the nature of the transaction. In addition, the undersigned agrees that, without the prior written consent of J.P. Morgan Securities LLC and BofA Securities, Inc., on behalf of the Underwriters, it will not, nor will it announce an intention to, during the Lock-Up Period, make any demand for or exercise

#101792467v6 any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned acknowledges and agrees that the restrictions contained in this Lock-Up Letter Agreement precludes the undersigned from engaging in any hedging or other transaction designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition of any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock, even if any such sale or disposition transaction or transactions would be made or executed by or on behalf of someone other than the undersigned. The undersigned further acknowledges and agrees that none of the Underwriters has made any recommendation or provided any investment or other advice to the undersigned with respect to this Lock-Up Letter Agreement or the subject matter hereof, and the undersigned has consulted its own legal, accounting, financial, regulatory, tax and other advisors with respect to this Lock-Up Letter Agreement and the subject matter hereof to the extent the undersigned has deemed appropriate. Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters. Signatures to this Lock-Up Letter Agreement may be delivered via facsimile, electronic mail (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any signature so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes. This agreement shall be governed by and construed in accordance with the laws of the State of New York. Very truly yours, ______________________________ (Signature) ______________________________ (Print Name) ______________________________ ______________________________ (Address)

#101792467v6 Exhibit B

#101792467v6 February 26, 2026 J.P. Morgan Securities LLC 270 Park Avenue, New York, NY 10017 BofA Securities, Inc. One Bryant Park New York, NY 10036 Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036 RBC Capital Markets, LLC 200 Vesey Street, 8th Floor New York, NY 10281 as Representatives of the several Underwriters named in Section 3 of the Underwriting Agreement referred to below Ladies and Gentlemen: I am Assistant General Counsel of PPL Services Corporation, an affiliate of PPL Corporation, a Pennsylvania corporation (the “Company”) and PPL Capital Funding, Inc., a Delaware corporation (“PPL Capital Funding”). In this capacity, I have acted as counsel to the Company and PPL Capital Funding in connection with the proposed issuance and sale of 23,000,000 of the Company’s Equity Units, initially in the form of Corporate Units (“Corporate Units”), each with a stated amount of $50 and comprised of (i) a purchase contract (a “Purchase Contract”) under which the holder will purchase from the Company on February 15, 2029, for a price of $50 per Corporate Unit, a number of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company determined pursuant to the terms of the Purchase Contract and Pledge Agreement (as defined below), (ii) a 1/40, or 2.5%, undivided beneficial ownership interest in $1,000 principal amount of PPL Capital Funding’s 4.02% Remarketable Senior Notes due 2034 (“2034 RSNs”) and (iii) a 1/40, or 2.5%, undivided beneficial ownership interest in $1,000 principal amount of PPL Capital Funding’s 4.02% Remarketable Senior Notes due 2039 (“2039 RSNs” and, together with the 2034 RSNs, the “Notes”). W. Eric Marr Assistant General Counsel 645 Hamilton Street Allentown, PA 18101 PPL 645 Hamilton Street Allentown, PA 1810 WMarr@pplweb.com Email address@pplweb.com

#101792467v6 The Notes will be guaranteed by guarantees of the Company (the “Guarantees”, together with the Notes, the Purchase Contracts and the Corporate Units, the “Securities”). In such capacity, I am furnishing you this opinion pursuant to Section 7(d) of the Underwriting Agreement dated February 23, 2026 (the “Underwriting Agreement”) among the Company, PPL Capital Funding and each of the several Underwriters named therein (the “Underwriters”). The Notes are to be issued pursuant to the provisions of the Base Indenture dated as of November 1, 1997, heretofore supplemented and as further supplemented by Supplemental Indenture No. 19 establishing the terms of the 2034 RSNs and by Supplemental Indenture No. 20 establishing the terms of the 2039 RSNs, each dated as of February 26, 2026 (the Base Indenture as so supplemented, the “Indenture”) among PPL Capital Funding, the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as trustee (the “Trustee”). Terms used herein and not otherwise defined shall have the respective meanings assigned to them in the Underwriting Agreement. I have examined: a. the Certificate of Incorporation and By-Laws of PPL Capital Funding; b. the Amended and Restated Articles of Incorporation and Amended and Restated By-laws of the Company; c. the Purchase Contract and Pledge Agreement, including the form of Remarketing Agreement attached thereto; d. the Indenture, including (i) Supplemental Indenture No. 19, and the Officers’ Certificate pursuant to Section 301 of the Indenture, establishing certain terms of the 2034 RSNs and (ii) Supplemental Indenture No. 20, and the Officers' Certificate pursuant to Section 301 of the Indenture, establishing certain terms of the 2039 RSNs; e. the Notes; f. the Underwriting Agreement; g. the Pricing Term Sheet; h. the registration statement on Form S-3 (Registration Nos. 333-277140 and 333-277140-04) relating to the Securities and certain other securities which was filed by the Company and PPL Capital Funding with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), and which first became effective upon filing on February 16, 2024 (such registration statement being hereinafter referred to as the “Registration Statement”); i. the prospectus dated February 16, 2024 included in the Registration Statement (the “Base Prospectus”), as supplemented to reflect certain terms of the offering of the Securities by the preliminary prospectus supplement dated February 23, 2026 and in the form filed by the Company with the Commission on February 23, 2026 pursuant to Rule 424(b) (together with the Base Prospectus, the “Preliminary Prospectus”);

#101792467v6 j. the final prospectus supplement dated February 23, 2026 and in the form filed by the Company with the Commission on February 25, 2026 pursuant to Rule 424(b) (together with the Base Prospectus, the “Prospectus”); and k. the free writing prospectus prepared by the Company and listed on Schedule A hereto in the form filed by the Company with the Commission on February 24, 2026 pursuant to Rule 433 (the “Free Writing Prospectus,” and together with the Preliminary Prospectus, the “Pricing Disclosure Package”). Whenever the terms “Registration Statement,” “Prospectus” and “Preliminary Prospectus” are used herein, such terms shall be deemed to include all documents incorporated therein by reference pursuant to Item 12 of Form S-3. Based upon such examination, upon my familiarity with the Company and PPL Capital Funding, and upon an examination of such other documents and questions of law as I have deemed appropriate for purposes of this opinion, I am of the opinion that: i. the Company is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the Pricing Disclosure Package and the Prospectus; ii. the Guarantees are in the form established pursuant to the Indenture, have been duly authorized, executed and delivered by the Company and, assuming due authentication and delivery by the Trustee of the Notes on which the Guarantees are endorsed and delivery of such Notes against payment therefor, will constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent limited by bankruptcy, insolvency, fraudulent conveyance, reorganization or moratorium laws or by other laws now or hereafter in effect relating to or affecting the enforcement of creditors’ rights and by general equitable principles (regardless of whether considered in a proceeding in equity or at law), an implied covenant of good faith and fair dealing and consideration of public policy, and federal or state securities law limitations on indemnification and contribution (the “Enforceability Exceptions”); iii. the Indenture has been duly authorized, executed and delivered by the Company and PPL Capital Funding and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding obligation of the Company and PPL Capital Funding, enforceable against the Company and PPL Capital Funding in accordance with its terms, except to the extent limited by the Enforceability Exceptions; no authorization, vote, consent or action by the holders of any of the outstanding shares of capital stock of the Company or PPL Capital Funding is necessary with respect to the execution and delivery by the Company or PPL Capital Funding of Supplemental Indenture No. 19 or Supplemental Indenture No. 20; iv. the Corporate Units have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except to the extent limited by the Enforceability Exceptions; v. the Purchase Contract and Pledge Agreement has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent limited by the Enforceability

#101792467v6 Exceptions; no authorization, vote, consent or action by the holders of any of the outstanding shares of capital stock of the Company is necessary with respect to the execution and delivery by the Company of the Purchase Contract and Pledge Agreement; vi. the descriptions in the Registration Statement, the Pricing Disclosure Package and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown, and I do not know of any legal or governmental proceedings required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus which are not described, or of any contracts or documents of a character required to be described in the Registration Statement, the Preliminary Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; vii. the Underwriting Agreement has been duly authorized, executed and delivered by the Company and PPL Capital Funding and each of the Purchase Contract and Pledge Agreement and the Corporate Units has been duly authorized by the Company; viii. no consent, approval, authorization or other order of any public board or body of the United States or the Commonwealth of Pennsylvania (except for the registration of the Securities under the Act and the qualification of the Indenture under the Trust Indenture Act and other than in connection or compliance with the provisions of the state securities or “blue sky” laws of any jurisdiction, as to which I express no opinion) is legally required for the authorization of the issuance and sale of the Securities; ix. the execution and delivery by the Company and PPL Capital Funding of, and the performance by each of the Company and PPL Capital Funding of its obligations under, the Underwriting Agreement, the Indenture, the Securities and the Purchase Contract and Pledge Agreement will not contravene (i) the Amended and Restated Articles of Incorporation or By-laws of the Company or the Certificate of Incorporation or By-laws of PPL Capital Funding, (ii) to the best of my knowledge, any indenture, bank loan or credit agreement or other evidence of indebtedness binding upon the Company or PPL Capital Funding or any agreement or other instrument binding upon the Company or PPL Capital Funding that, in the case of any such agreement specified in this clause (ii) is material to the Company or PPL Capital Funding, or (iii) to the best of my knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or PPL Capital Funding; x. the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus; xi. the shares of Common Stock outstanding prior to the issuance of the Securities have been duly authorized and are validly issued, fully paid and non-assessable and are not subject to any preemptive or similar rights; and xii. the shares of Common Stock to be issued and sold by the Company upon settlement of the Purchase Contracts have been duly authorized and reserved for issuance by the Company and conform to the description thereof contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, and, when issued and delivered in accordance with the terms of the Purchase Contract and Pledge Agreement, will be validly issued, fully paid and non-

#101792467v6 assessable, and the issuance of such shares of Common Stock will not be subject to any preemptive or similar rights. Except as set forth in (vi) and (x) above, I am not passing upon the correctness and completeness of the statements made or information included in the Registration Statement, the Pricing Disclosure Package or the Prospectus by the Company, PPL Capital Funding or the Underwriters and take no responsibility therefor. However, in the course of the preparation by the Company and PPL Capital Funding of the Registration Statement, the Pricing Disclosure Package and the Prospectus, I had conferences with certain of their officers and employees, with other counsel for the Company and PPL Capital Funding, with representatives of and counsel for the Underwriters, with representatives of Deloitte & Touche LLP, independent certified public accountants, and I have no reason to believe that (a) the Registration Statement, as of the date of the Underwriting Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Pricing Disclosure Package, as of the Applicable Time (as defined in the Underwriting Agreement and which I understand is 10:00 p.m. (New York City time) on February 23, 2026), contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (c) the Prospectus, as of the date of the Underwriting Agreement, or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that I express no opinion as to (a) the financial statements and schedules and other financial data contained or incorporated by reference in, or omitted from, the Registration Statement, the Pricing Disclosure Package or the Prospectus or (b) information relating to the Underwriters and furnished in writing to the Company as set forth in Schedule B to the Underwriting Agreement by or on behalf of the Underwriters through the Representatives specifically for inclusion therein. I am a member of the Pennsylvania and Delaware Bars and do not hold myself out as an expert on the laws of any other state. As to all matters governed by the laws of the State of New York, I have relied upon the opinion of even date herewith of Davis Polk & Wardwell LLP, counsel for the Company and PPL Capital Funding. In rendering their opinions to you, Hunton Andrews Kurth LLP and Davis Polk & Wardwell LLP may rely upon this opinion as to all matters of Pennsylvania law addressed herein as if this opinion were addressed directly to them. Except as aforesaid, without my prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose. Very truly yours, W. Eric Marr, Esq., Assistant General Counsel of PPL Services Corporation, an affiliate of PPL Corporation

#101792467v6 Exhibit C

#101792467v6 DRAFT Davis Polk & Wardwell LLP 450 Lexington Avenue New York, NY 10017 davispolk.com February 26, 2026 J.P. Morgan Securities LLC 270 Park Avenue, New York, NY 10017 BofA Securities, Inc. One Bryant Park New York, NY 10036 Morgan Stanley & Co. LLC 1585 Broadway New York, NY 10036 RBC Capital Markets, LLC 200 Vesey Street, 8th Floor New York, NY 10281 as Representatives of the several Underwriters named in Section 3 of the Underwriting Agreement referred to below Ladies and Gentlemen: We have acted as special counsel for PPL Capital Funding, Inc., a Delaware corporation (“PPL Capital Funding”), and PPL Corporation, a Pennsylvania corporation (the “Company”), in connection with the Underwriting Agreement dated February 23, 2026 (the “Underwriting Agreement”) with you and the other several Underwriters named in Section 3 therein under which you and such other Underwriters have severally agreed to purchase from the Company 23,000,000 of its 7.00% Equity Units, initially in the form of 7.00% Corporate Units (“Corporate Units”), each with a stated amount of $50 and comprised of (i) a purchase contract (a “Purchase Contract”) under which the holder will purchase from the Company on February 15, 2029, for a price of $50 per Corporate Unit, a number of shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company determined pursuant to the terms of the Purchase Contract and Pledge Agreement (as defined below), (ii) a 1/40, or 2.5%, undivided beneficial ownership interest in $1,000 principal amount of PPL Capital Funding’s 4.02% Remarketable Senior Notes due 2034 (“2034 RSNs”) and (iii) a 1/40, or 2.5%, undivided beneficial ownership interest in $1,000 principal amount of PPL Capital Funding’s 4.02% Remarketable Senior Notes due 2039 (“2039 RSNs” and, together with the 2034 RSNs, the “Notes”). The Notes will be guaranteed by guarantees of the Company (the “Guarantees”, together with the Notes, the Purchase Contracts and the Corporate Units, the “Securities”). The Corporate Units include 3,000,000 of the Company’s Corporate Units to be purchased pursuant to the option provided for by the Underwriting Agreement. Pursuant to the Purchase Contract and Pledge Agreement, a holder of Corporate Units, at its option, may elect to create Treasury Units (“Treasury Units”) by substituting pledged U.S. treasury securities for any pledged ownership

#101792467v6 interests in the Notes. The term “Equity Units” includes both Corporate Units and Treasury Units. This opinion is delivered pursuant to Section 7(e) of the Underwriting Agreement. In accordance with the terms of the Purchase Contract and Pledge Agreement (the “Purchase Contract and Pledge Agreement”) dated February 26, 2026 among the Company and The Bank of New York Mellon, as purchase contract agent (the “Purchase Contract Agent”), collateral agent (the “Collateral Agent”), custodial agent and securities intermediary, pursuant to which the Corporate Units are to be issued, the holders of Corporate Units will pledge all of their respective right, title and interest in and to the Notes underlying the Corporate Units to the Collateral Agent for the benefit of the Company, to secure the holders’ obligations under the Purchase Contracts. The Notes are to be issued pursuant to the provisions of the Base Indenture dated as of November 1, 1997, heretofore supplemented and as further supplemented by Supplemental Indenture No. 19 establishing the terms of the 2034 RSNs and by Supplemental Indenture No. 20 establishing the terms of the 2039 RSNs, each dated as of February 26, 2026 (the Base Indenture as so supplemented, the “Indenture”) among PPL Capital Funding, the Company and The Bank of New York Mellon (as successor to JPMorgan Chase Bank, N.A. (formerly known as The Chase Manhattan Bank)), as trustee (the “Trustee”). We have examined originals or copies of such documents, corporate records, certificates of public officials and other instruments as we have deemed necessary or advisable for the purpose of rendering this opinion. We have also reviewed the Company’s and PPL Capital Funding’s joint registration statement on Form S- 3 (File Nos. 333-277140 and 333-277140-04) (including the documents incorporated by reference therein (the “Incorporated Documents”)) filed with the Securities and Exchange Commission (the “Commission”) pursuant to the provisions of the Securities Act of 1933, as amended (the “Act”), relating to the registration of securities (the “Shelf Securities”) to be issued from time to time by the Company and PPL Capital Funding and have participated in the preparation of the preliminary prospectus supplement dated February 23, 2026 (the “Preliminary Prospectus Supplement”) relating to the Securities, the pricing term sheet dated February 23, 2026 relating to the Securities and filed with the Commission pursuant to Rule 433 under the Act (the “Pricing Term Sheet”) and the prospectus supplement dated February 23, 2026 relating to the Securities (the “Prospectus Supplement”). The registration statement became effective under the Act and the Indenture qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), upon the filing of the registration statement with the Commission on February 16, 2024 pursuant to Rule 462(e). The registration statement at the date of the Underwriting Agreement, including the Incorporated Documents and the information deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430B under the Act, is hereinafter referred to as the “Registration Statement,” and the related prospectus (including the Incorporated Documents) dated February 16, 2024 relating to the Shelf Securities is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the Preliminary Prospectus Supplement, together with the Pricing Term Sheet, are hereinafter referred to as the “Disclosure Package.” The Basic Prospectus, as supplemented by the Prospectus Supplement, in the form first used to confirm sales of the Securities (or in the form first made available by the Company to the Underwriters to meet requests of purchasers of the Securities under Rule 173 under the Act), is hereinafter referred to as the “Prospectus.” In rendering the opinions expressed herein, we have, without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all documents filed with or submitted to the Commission through its Electronic Data Gathering, Analysis and Retrieval (“EDGAR”) system (except for required EDGAR formatting changes) conform to the versions of such documents

#101792467v6 reviewed by us prior to such formatting, (iv) all signatures on all documents that we reviewed are genuine, (v) all natural persons executing documents had and have the legal capacity to do so, (vi) all statements in certificates of public officials and officers of the Company and PPL Capital Funding that we reviewed were and are accurate and (vii) all representations made by the Company and PPL Capital Funding as to matters of fact in the documents that we reviewed were and are accurate. Based upon the foregoing, and subject to the additional assumptions and qualifications set forth below, we are of the opinion that: 1. PPL Capital Funding is validly existing as a corporation in good standing under the laws of the State of Delaware. 2. The Indenture has been duly authorized, executed and delivered by PPL Capital Funding, and assuming due authorization, execution and delivery by the Company, is a valid and binding agreement of, the Company and PPL Capital Funding, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, provided that we express no opinion as to (x) the enforceability of any waiver of rights under any usury or stay law and (y) the effect of fraudulent conveyance, fraudulent transfer or similar provision of applicable law on the conclusions expressed above. 3. The Notes have been duly authorized and executed by PPL Capital Funding and, when executed and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be valid and binding obligations of PPL Capital Funding, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the Indenture pursuant to which such Notes are to be issued, provided that we express no opinion as to (x) the enforceability of any waiver of rights under any usury or stay law and (y) the effect of fraudulent conveyance, fraudulent transfer or similar provision of applicable law on the conclusions expressed above. 4. Assuming the due authorization of the Guarantees by the Company, the Guarantees, when the Notes (and the Guarantees endorsed thereon) are executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will be valid and binding obligations of the Company, enforceable in accordance with their terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the Indenture pursuant to which the Guarantees are to be issued; provided that we express no opinion as to (x) the enforceability of any waiver of rights under any usury or stay law and (y) the effect of fraudulent conveyance, fraudulent transfer or similar provision of applicable law on the conclusions expressed above. 5. Assuming due authorization of the Corporate Units by the Company and when executed and authenticated in accordance with the provisions of the Purchase Contract and Pledge Agreement and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, the Corporate Units will be valid and binding obligations of the Company, enforceable against the Company in accordance with their

#101792467v6 terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability, and will be entitled to the benefits of the Purchase Contract and Pledge Agreement; provided that we express no opinion as to (x) the enforceability of any waiver of rights under any usury or stay law and (y) the validity, legally binding effect or enforceability of any provision in the Corporate Units that provides for a settlement rate in connection with certain corporate events in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture. 6. Assuming due authorization, execution and delivery of the Purchase Contract and Pledge Agreement by the Company and assuming due authorization, execution and delivery thereof by the other parties thereto, the Purchase Contract and Pledge Agreement is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability; provided that we express no opinion as to (x) the enforceability of any waiver of rights under any usury or stay law and (y) the validity, legally binding effect or enforceability of any provision in the Purchase Contract and Pledge Agreement that provides for a settlement rate in connection with certain corporate events in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or forfeiture. 7. The Underwriting Agreement has been duly authorized, executed and delivered by PPL Capital Funding. 8. Neither the Company nor PPL Capital Funding is, or after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will be, required to register as an investment company as such term is defined in the Investment Company Act of 1940, as amended. 9. No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Securities, the Purchase Contract and Pledge Agreement, the Indenture and the Underwriting Agreement (collectively, the “Documents”) is required for the execution, delivery and performance by the Company or PPL Capital Funding of its respective obligations under the Documents, except such as may be required under federal or state securities or Blue Sky laws as to which we express no opinion. 10. The execution and delivery by PPL Capital Funding of, and the performance by PPL Capital Funding of its obligations under, the Documents will not contravene the certificate of incorporation or by-laws of PPL Capital Funding. We have considered the statements included in the Disclosure Package under the captions “Description of the Equity Units,” “Description of the Purchase Contracts,” “Certain Provisions of the Purchase Contract and Pledge Agreement” and “Description of the Remarketable Senior Notes” and in the Prospectus under such captions insofar as they summarize provisions of the Securities, the Purchase Contract and Pledge Agreement and the Indenture. In our opinion, such statements fairly summarize these provisions in all material respects. The statements included in the Disclosure Package and the

#101792467v6 Prospectus under the caption “Material United States Federal Income and Estate Tax Consequences,” insofar as they purport to describe provisions of U.S. federal income tax laws or legal conclusions with respect thereto, in our opinion fairly and accurately summarize the matters referred to therein in all material respects. In rendering the opinions in paragraphs (2) through (7) above, we have assumed that each party to the Documents other than as expressly covered above in respect of PPL Capital Funding has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction of its organization. In addition, we have assumed that (i) the execution, delivery and performance by each party thereto of each Document to which it is a party, (a) are within its corporate powers, (b) do not contravene, or constitute a default under, the certificate of incorporation or bylaws or other constitutive documents of such party, (c) require no action by or in respect of, or filing with, any governmental body, agency or official and (d) do not contravene, or constitute a default under, any provision of applicable law or regulation or any judgment, injunction, order or decree or any agreement or other instrument binding upon such party, provided that we make no such assumption to the extent that we have specifically opined as to such matters with respect to the Company and PPL Capital Funding, and (ii) each Document (other than the Underwriting Agreement) is a valid, binding and enforceable agreement of each party thereto (other than as expressly covered above in respect of the Company and PPL Capital Funding). We are members of the Bar of the State of New York, and the foregoing opinion is limited to the laws of the State of New York, the federal laws of the United States of America and the General Corporation Law of the State of Delaware, except that we express no opinion as to (i) any law, rule or regulation that is applicable to the Company or PPL Capital Funding, the Documents or such transactions solely because such law, rule or regulation is part of a regulatory regime applicable to any party to any of the Documents or any of its affiliates due to the specific assets or business of such party or such affiliate or (ii) any law, rule or regulation relating to national security. Insofar as the foregoing opinion involves matters governed by the laws of Pennsylvania, we have relied, without independent inquiry or investigation, on the opinion of W. Eric Marr, Esq., Assistant General Counsel of PPL Corporation, delivered to you today pursuant to the Underwriting Agreement. This opinion is rendered solely to you and the other several Underwriters in connection with the Underwriting Agreement. In rendering his opinion to you, W. Eric Marr, Esq. may rely upon this opinion as to all matters of New York law addressed herein as if this opinion were addressed directly to him. Except as aforesaid, this opinion may not be relied upon by you or the other several Underwriters for any other purpose or relied upon by any other person (including any person acquiring Securities from the several Underwriters) or furnished to any other person without our prior written consent. Very truly yours,